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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 26, 2007

                                Smart SMS Corp.
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             (Exact name of registrant as specified in its charter)


         Florida                   000-31541                     65-0941058
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(State or other jurisdiction      (Commission                  IRS Employer
     of incorporation)            file number)               identification No.)


              11301 Olympic Blvd., Suite 680, Los Angeles, CA 90064
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (310) 445-2599

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On October 26, 2007, Smart SMS Corp. (the "Company") announced the appointment of Beth N. Ochoa, Esq. to General Counsel and Corporate Secretary. This decision was made in connection with the Company's new business plan. Ms. Ochoa is presently an attorney with Smart SMS Corp. Beth N. Ochoa, Esq. is an entertainment, business, and intellectual property attorney specializing in mobile phone and Internet law. She is a member of the State Bar and the Beverly Hills Bar Association in the Business, Tax, and Intellectual Property Sections.

Prior to her legal duties, Ms. Ochoa was Music Supervisor for Universal Studios and MCA Records where she supervised soundtrack albums, in addition to coordinating and budgeting several hundred feature films and television shows.

Ms. Ochoa has also provided legal services on several feature films shot in the United States and Mexico setting up various business entities, handling investor agreements, and SEC filings.

For several years, Ms. Ochoa served as Controller of The Ahmanson Foundation in Beverly Hills, CA, part of Home Savings of America -- for many years the nation's largest savings and loan association. During her tenure at the foundation, she oversaw some ten thousand stocks held by the company.

Ms. Ochoa has also served in various Board capacities as well as Corporate Counsel and Chief Financial Officer of non-profit organizations such as The Pure Water Trust, Convergence Health Institute, and Send Me Some Love.

Most recently, Ms. Ochoa was General Counsel, Corporate Secretary, and Chief Financial Officer for Telynx, Inc., a publicly traded company.

Ms. Ochoa was graduated from San Diego State University (SDSU) with degrees in music and finance. She received her Juris Doctorate from the University of LaVerne Law School in Los Angeles with an emphasis in Business, Tax, and Intellectual Property law.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart SMS Corp.
Date: October 26, 2007                     /s/ Steaphan Weir
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                                           Steaphan Weir, CEO